                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the following Registration Statements of United Dominion Realty Trust, Inc. and in the related Prospectus of our report dated January 31, 2002, (except for Notes 13 and 14, as to which the date is November 27, 2002), with respect to the consolidated financial statements and schedule of United Dominion Realty Trust, Inc. included in this Current Report on Form 8-K.

         Registration Statement Number                 Description
         -----------------------------                 -----------
                  33-40433                Form S-3, pertaining to the private
                                          placement of 900,000 shares of the Company's
                                          common stock in May, 1991.

                  33-48000                Form S-8, pertaining to the Company's Stock
                                          Option Plan.

                  33-58201                Form S-8, pertaining to the Employee's Stock
                                          Purchase Plan.

                  333-11207               Form S-3, pertaining to the private placement of
                                          1,679,840 shares of the Company's Common Stock.

                  333-15133               Form S-3, pertaining to the Company's
                                          Dividend Reinvestment and Stock Purchase
                                          Plan.

                  333-32829               Form S-8, pertaining to the Company's Stock
                                          Purchase and Loan Plan.

                  333-44463               Form S-3, pertaining to the Company's
                                          Dividend Reinvestment and Stock Purchase
                                          Plan.

                  333-48557               Form S-3, pertaining to the private placement of
                                          104,920 shares of Common Stock and 104,920 rights
                                          to purchase Series C Junior Participating
                                          Redeemable Preferred Stock.

                  333-53401               Form S-3, pertaining to the private placement of
                                          1,528,089 shares of Common Stock and 1,528,089
                                          rights to purchase Series C Junior Participating
                                          Redeemable Preferred Stock.

                  333-58600               Form S-8, pertaining to the Employee's Stock
                                          Purchase Plan.

                  333-64281               Form S-3, pertaining to the private placement of
                                          849,498 shares of Common Stock and 849,498 rights
                                          to Purchase Series C Junior Participating
                                          Redeemable Preferred Stock.

                  333-72885               Form S-3, pertaining to the private placement of
                                          130,416 shares of Common Stock and 130,416 rights
                                          to purchase Series C Junior Participating
                                          Redeemable Preferred Stock.


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

         Registration Statement Number                 Description
         -----------------------------                 -----------
                  333-75897               Form S-8, pertaining to the Company's Long
                                          Term Incentive Plan.

                  333-77107               Form S-3, pertaining to the private placement of
                                          1,023,732 shares of Common Stock and 1,023,732
                                          rights to purchase Series C Junior Participating
                                          Redeemable Preferred Stock.

                  333-77161               Form S-3, pertaining to the private placement of
                                          481,251 shares of Common Stock and 481,251 rights
                                          to purchase Series C Junior Participating
                                          Redeemable Preferred Stock.

                  333-80279               Form S-8, pertaining to the Company's Open
                                          Market Purchase Program.

                  333-82929               Form S-3, pertaining to the private placement of
                                          95,119 shares of Common Stock and 95,119 rights
                                          to purchase Series C Junior Participating
                                          Redeemable Preferred Stock.

                  333-92667               Form S-3, Shelf Registration Statement,
                                          pertaining to the registration of
                                          $616,058,554 of Common Stock, Preferred
                                          Stock and Debt Securities.

                  333-86808               Form S-3, pertaining to the registration
                                          of 12,307,692 shares of Common Stock.



/s/ Ernst & Young LLP

Richmond, Virginia
November 27, 2002


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